Supplement dated February 14, 2020
to the Prospectus, Summary Prospectus and Statement of Additional Information (the SAI), each as supplemented, if applicable, of the following fund:
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia ETF Trust I
Columbia Sustainable Global Equity Income ETF (ESGW)	3/1/2019	8/1/2019
The Board of Trustees of the Columbia ETF Trust I, based upon the recommendation of Columbia Management Investment Advisers, LLC (the Investment Manager), determined to close and liquidate Columbia Sustainable Global Equity Income ETF (the Liquidating Fund). The last day of trading for the Liquidating Fund on the NYSE Arca Exchange is expected to be March 20, 2020 (the Cessation Date). The Cessation Date will be the last date for authorized participants to transact in creation units of the Liquidating Fund.
Shareholders may sell their shares in the Liquidating Fund prior to the close of regular trading on the Cessation Date (customary brokerage charges may apply to these transactions). After the Cessation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the Cessation Date, the Liquidating Fund will begin the process of winding down its operations and liquidating its portfolio. This winding down process will result in the Liquidating Fund not tracking its underlying index and increasing its cash holdings, which may not be consistent with the Liquidating Fund’s investment objective and principal investment strategies.
On or about March 26, 2020, the Liquidating Fund will make a liquidating distribution to remaining shareholders equal to the shareholder’s proportionate interest in the net assets of the Liquidating Fund. These distributions will be taxable events. These distributions will include accrued capital gains and dividends, if any. Shareholders should contact their tax adviser to discuss the tax consequences of the liquidation. Once the distribution is complete, the Liquidating Fund will terminate. The Investment Manager will bear all out-of-pocket expenses that the Liquidating Fund may incur in connection with the liquidation of the Liquidating Fund and the distribution of cash proceeds to shareholders in the Liquidating Fund.
Shareholders should retain this Supplement for future reference.
SUP270_10_002_(02/20)